Exhibit 10.18

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

**** INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

FOURTH MODIFYING AGREEMENT TO THE PURCHASE AND SALE AGREEMENT OF ANHYDOROUS AMMONIA, dated as of March 14th, 2005 between PETROQUIMICA COSOLEACAQUE, S.A. DE C.V., hereinafter referred as to the “Seller”, represented by its legal representative, Mr. Ricardo Hernandez Albín and RHODIA FOSFATADOS DE MEXICO, S.A. DE C.V, now INNOPHOS FOSFATADOS DE MEXICO, S. DE R.L. DE C.V., hereinafter referred as the “Buyer”, represented by its legal representative, Mr. Jose Roberto Flores Athié, according to the following Provisions and Clauses.

PROVISIONS

The Seller declares:

SOLE.- That the legal capacity of its special legal representative to sign this Agreement is proved according to the Notarial Power number 8,746 dated as of May 26th, 2003, granted before Notary Public No. 14 of the City of Coatzacoalcos, Ver., Attorney Enrique de Jesús Aguilar Urcelay, same that has not been modified or revoked.

The Buyer declares:

FIRST.- That the legal capacity of its general legal representative to sign this Agreement is proved according to the Notarial Power number 70,939 dated as of January 30th, 2002, granted before Notary Public No. 137 of the Mexico City, Attorney Carlos de Pablo Sena, registered at the Public Registry of Commerce under mercantile folio number 103384 in Mexico, D.F., on February 14th, 2002 and ratified through public deed number 15232 described in the following provision, same that has not been modified or revoked.

SECOND.- That they changed its corporate name and adopted other kind of legal corporation by virtue that the company was incorporated as an Anonymous Corporation of Variable Capital and by agreement among the shareholders they adopted the kind of Limited Liability Company of Variable Capital, reason why it is named actually INNOPHOS FOSFATADOS DE MÉXICO, S. DE R.L. DE C.V., the aforementioned was done through Public Deed number 15,232 dated as of August 17th, 2004, granted before Notary Public No. 122 of the Mexico City, Attorney Arturo Talavera Autrique, registered before the Public Registry of commerce under mercantile folio number 103384 in Mexico, D.F. on November 15th, 2004, by means of which it stated the change of the corporate name and the adoption of another kind or mercantile corporation.

Both parties agree that:

FIRST.- That on April 23rd they execute a Purchase and Sale Agreement of Anhydorous Ammonia, hereinafter referred to as the Agreement, by which the Seller binds itself to sell the Buyer Anhydorous Ammonia, hereinafter referred to as the Product, and this last binds itself to buy it and receive it.

SECOND.- That on June 1st, 2002, October 31st, 2002 and August 1st, 2004 they subscribe the First, Second and Third Modifying Agreement, respectively.

THIRD.- That according to Clause 23 “Modifications and Resignations” of the “Agreement”, they are willing to do the following modifications, under the terms and conditions of this Modifying Agreement herein according to the following:

CLAUSES

FIRST.- By virtue of the change of corporate name and the adoption of other kind of legal corporation, the company INNOPHOS FOSFATADOS DE MEXICO, S. DE R.L. DE C.V., takes under its responsibility the rights and obligations and therefore will be the responsible to cover the debts or passives with PETROQUIMICA COSOLEACAQUE, S.A. DE C.V., same that RHODIA FOSFATADOS DE MEXICO, S.A. DE C.V. has engaged.

SECOND.- Both parties agree that with exception of the expressly agreed in this Modifying Agreement, all the terms and conditions of the Agreement and Exhibits will continue in force without any change in full effect, ratifying the parties through this act the content of the same.

AS WITNESS WHEREOF, the parties subscribe this Modifying Agreement through their Legal Representatives in the City of Coatzacoalcos, Ver., dated as of March 14th, 2005.

SELLER
PETROQUIMICA COSOLEACAQUE, S.A. DE C.V.

Mr. Ricardo Hernández Albin
Special Legal Representative

BUYER
RHODIA FOSFATADOS DE MEXICO, S.A. DE C.V. NOW INNOPHOS FOSFATADOS DE MEXICO, S. DE R.L. DE C.V.

Mr. José Roberto Flores Athié
Legal Representative

JUDICIAL REVISION

Mr. Jorge González Cervantes
Sub coordinator Consultant and of Prevention

THIRD MODIFYING AGREEMENT TO THE PURCHASE AND SALE AGREEMENT OF ANHYDOROUS AMMONIA, executed on March 14th, 2005 between PETROQUIMICA COSOLEACAQUE, S.A. DE C.V., hereinafter referred as to the “Seller”, represented by its legal representative, Mr. Ricardo Hernandez Albín and RHODIA FOSFATADOS DE MEXICO, S.A. DE C.V, hereinafter referred as the “Buyer”, represented by its legal representative, Mr. Jose Roberto Flores Athié, according to the following Provisions and Clauses.

BACKGROUNDS

On April 23rd, 2001, the parties executed a PURCHASE AND SALE AGREEMENT OF ANHYDOROUS AMMONIA, hereinafter referred to as the “Agreement”, by means of which the Seller binds it self to provide the Buyer Anhydorous Ammonia, and this last binds itself to buy it and receive it.

PROVISIONS

The Seller declares:

SOLE.- That the legal capacity of its special legal representative to sign this Agreement is proved according to the Notarial Power number 8,746 dated as of May 26th, 2003, granted before Notary Public No. 14 of the City of Coatzacoalcos, Ver., Attorney Enrique de Jesús Aguilar Urcelay, same that has not been modified or revoked.

The Buyer declares:

FIRST.- That the legal capacity of its general legal representative to sign this Agreement is proved according to the Notarial Power number 70,939 dated as of January 30th, 2002, granted before Notary Public No. 137 of the Mexico City, Attorney Carlos de Pablo Sena, registered at the Public Registry of Commerce under mercantile folio number 103384 in Mexico, D.F., on February 14th, 2002 and ratified through public deed number 15232 described in the following provision, same that has not been modified or revoked.

SECOND.- That they changed its corporate name and adopted other kind of legal corporation by virtue that the company was incorporated as an Anonymous Corporation of Variable Capital and by agreement among the shareholders they adopted the kind of Limited Liability Company of Variable Capital, reason why it is named actually INNOPHOS FOSFATADOS DE MÉXICO, S. DE R.L. DE C.V., the aforementioned was done through Public Deed number 15,232 dated as of August 17th, 2004, granted before Notary Public No. 122 of the Mexico City, Attorney Arturo Talavera Autrique, registered before the Public Registry of commerce under mercantile folio number 103384 in Mexico, D.F. on November 15th, 2004, by means of which it stated the change of the corporate name and the adoption of another kind or mercantile corporation.

Both parties agree that:

FIRST.- That on April 23rd they execute a Purchase and Sale Agreement of Anhydorous Ammonia, hereinafter referred to as the Agreement, by which the Seller binds itself to sell the Buyer Anhydorous Ammonia, hereinafter referred to as the Product, and this last binds itself to buy it and receive it.

SECOND.- That on June 1st, 2002, October 31st, 2002 and August 1st, 2004 they subscribe the First, Second and Third Modifying Agreement, respectively.

THIRD.- That according to Clause 23 “Modifications and Resignations” of the “Agreement”, they are willing to do the following modifications, under the terms and conditions of this Modifying Agreement herein according to the following:

CLAUSES

FIRST.- The Annex 3 referenced is modified in Clause 8. PRICE, of the Agreement to be as stated in Annex 3 of this Modifying Agreement.

SECOND.- 9.1 “Currency, Time and Payment Place” to be as follows:

9.1 Currency, Time and Payment Place: The Buyer shall perform all the payments agreed herein in this Agreement in Mexican Currency, without any discount or deduction, through an electronic transference of a deposit of a referenced check or in cash in the account and bank appointed opportunely by the Seller. Every payment in regards to the Product sales, delivered and invoiced shall be done no more than 45 (forty five) days later after the date of issuance of the correspondent invoice, without the need to submit a written payment requirement by the Seller in which it is specified the subject of the debt, the amount and/or the nature of such obligation. All the other payments shall be done within the 7 (seven) days following to the submission of the written payment requirement by the Seller in which it is specified the subject of the debt, the amount and/or the nature of such obligation. Any payment in regards to this Agreement that shall be paid on a day in which the banks are not open, then it shall be performed as follows: If the payment date is a Saturday or a Holiday different form Monday, it will be valid the prior day. If the payment date is that correspondent to those of the Holly week Thursday or Friday, the payment day will be the prior Wednesday, if it is Saturday or Sunday of said Holly Week, the payment date will be on Monday.

THIRD.- Clause 9.1.1. “Modality of Payment with Credit” is modified to be as follows:

Clause 9.1.1. Modality of Payment with Credit.- All the payments regarding the provided and invoiced Product shall be performed within the next 45 (Forty five) days to the invoice issuance date, without the need to deliver any kind of document or of collation, payment reminder o account statement. Notwithstanding the Buyer pays habitually his debts to the Seller through the modality of Payment with Credit, the Seller reserves its right to supply the Product to the Buyer through the modality of payment in advance.

FOURTH.- Clause 9.3, “Delay in Payment” is modified to be as follows:

9.3 Delay in the Payment.- Supposing that the Buyer incurs delay with anyone of its obligations of payment, these will daily produce interests as of the date in which this payment had to be performed until the date of its total liquidation, applying an equivalent rate T.I.I.E. of 2.5%, same which will be indispensable and payable immediately, in the understanding of which the previous mentioned will be without damage of the application of any other provision or any other legal resource that has the Seller, or derived from the present Contract or any other source, giving up specifically the Buyer to the established within the article 380 of the Code of Commerce, in the referring part to the payment of yields to the legal currency over the owed amount. The Seller will have the right to substitute, according to the institutional regulations, the mechanism o any of the indicatives or the financial instruments mentioned herein in Clause 9.3, in such case the calculation of the delay interests will be applied, from the moment of the substitution, with the new mechanism or indicative or financial instrument. The base of the calculation of the delay interests, will be the commercial one, this is, that the annual rate is divided into 360 days, considering months of thirty days, and it’s multiplied by the number of days gone by.

The Buyer accepts that its payments are applied in first term to the delay interests and the to the capital.

When the checks submitted in time by the Buyer are returned and not paid for any cause imputable to the Buyer, will pay the Seller twenty per cent (20%) of the total amount, by means of indemnification, according to Article 193 of the General Law of Titles and Credit Operations, in

addition to the connected expenses according to Article 195 of the mentioned Law, as well as the delay interests and taxes caused according to this Clause 9.3.

FIFTH.- This Modifying Agreement will be in force on August 1st, 2004 and except for the expressly agreed herein, all the terms and conditions of the Agreement and Exhibits will continue in force without any change in full effect, ratifying the parties through this act the content of the same.

AS WITNESS WHEREOF, the parties subscribe this Modifying Agreement through their Legal Representatives in the City of Coatzacoalcos, Ver., dated as of August 1st, 2004.

SELLER

PETROQUIMICA COSOLEACAQUE, S.A. DE C.V.

Mr. Ricardo Hernández Albin
Special Legal Representative

BUYER

RHODIA FOSFATADOS DE MEXICO, S.A. DE C.V.

Mr. José Roberto Flores Athié
Legal Representative

JUDICIAL REVISION

Mr. José Alejandro García Hernández
Attorney of the Coordination for the Southern Zone Office of the General Attorney

EXHIBIT 3

PRICE OF THE PRODUCT

From July 1st, 2004, the Price of the Product in Mexican Pesos, same that will be supplied to the Buyer meanwhile this Agreement is in force, will be determined according the following formula:

Price	of Ammonia = (*****)

Where:

R=	The arithmetic average of the ammonia prices of the publications (*****), registered in the last publication prior to the date of the Price issuance, that applies to every center according to the Model of Logistics (ML). (*****)

L=	Charge for logistics in force in every Producer Center and Distribution Center that will be periodically reviewed in accordance to the Model of Logistics (ML).

K=	It is an authorized factor by the Ministry of Treasury and Public Credit, in the (*****), which its value will be determined by the commercial circumstances of the ammonia market (****)

(****)=	It is a factor of the (*****) list that currently is (*****), authorized by Ministry of Treasury and Public Credit, in the (*****).

DV=	It is a discount per volume reviewed periodically and authorized by Ministry of Treasury and Public Credit, in the (*****), defined in Table A.

Note:	ML.- It is the Model of Logistics of ammonia designed by the Management Office of Prices of the Corporate Direction of Finances from Petróleos Mexicanos, and authorized by Ministry of Treasury and Public Credit, in the (*****), that determines the points of reference of price and calculates the logistics costs in each center.

The discounts per volume applicable to the price of Ammonia of formula (1) will apply according to the volume of annual consume described in table A:

Table A

CLASSIFICATION	VOLUME OF RETIREMENT (TONS/YEAR)		DV
	FROM	TO
List		(*****)	(*****)
Retailer	(*****)	(*****)	(*****)
Wholesaler	(*****)		(*****)

1.1. Alternate Price of Reference

If during the force of this agreement, any of the prices of reference used to determine the price of ammonia is suspended or interrupted by any cause, the respective price will be determined applying only the price of reference that has not been interrupted or suspended. In the event that both prices of reference are suspended or interrupted by any cause, it will be used the price of ammonia of (*****).

1.2	Currency Trade

The currency trade used, will be the average of the equivalents published in the (*****), correspondent to the (*****) prior to the date of price issuance.

The mechanism of prices described herein will be in force until the Ministry of Treasury and Public Credit does not authorize any modification to the national policy of prices of ammonia.

SECOND MODIFYING AGREEMENT TO THE PURCHASE AND SALE AGREEMENT OF ANHYDOROUS AMMONIA, executed on April 23rd, 2001 between PETROQUIMICA COSOLEACAQUE, S.A. DE C.V., hereinafter referred as to the “Seller”, represented by its commercial sub director, Mr. Jose Guillermo Chapa Rivera and RHODIA FOSFATADOS DE MEXICO, S.A. DE C.V, hereinafter referred as the “Buyer”, represented by its legal representative, Mr. Silvio Fagundes Lucinda, according to the following Provisions and Clauses.

BACKGROUNDS

On April 23rd, 2001, the parties executed a PURCHASE AND SALE AGREEMENT OF ANHYDOROUS AMMONIA, hereinafter referred to as the “Agreement”, by means of which the Seller binds it self to provide the Buyer Anhydorous Ammonia, and this last binds itself to buy it and receive it.

PROVISIONS

FIRST.- Both parties declare through their legal representatives that recognize each other its legal capacity, same that has not been revoked in any way.

SECOND.- That according to Clause 23 of the “Agreement” they are willing to perform the following modifications, under the terms and conditions of this Modifying Agreement.

CLAUSES

FIRST.- The Annex 3 referred in Clause 8 of the Agreement, subjected “Price of Product”, will be substituted by Annex 3 “Price of Product” included in this Second Modifying Agreement.

SECOND.- This Modifying Agreement will be in force on August 1st, 2004 and except for the expressly agreed herein, all the terms and conditions of the Agreement and Exhibits will continue in force without any change in full effect, ratifying the parties through this act the content of the same.

AS WITNESS WHEREOF, the parties subscribe this Modifying Agreement through their Legal Representatives in the City of Coatzacoalcos, Ver., dated as of August 1st, 2004.

SELLER
PETROQUIMICA COSOLEACAQUE, S.A. DE C.V.

Mr. J. Guillermo Chapa Rivera
Commercial Subdirector

BUYER
RHODIA FOSFATADOS DE MEXICO, S.A. DE C.V.

Mr. Silvio Fagundes Lucinda
Legal Representative

JUDICIAL REVISION

Mrs. Silvia Yazmina Valencia Mendoza
Attorney of the Judicial Services Unit

EXHIBIT 3

PRICE OF THE PRODUCT

From November 1st, 2002, the Price of the Product that will be supplied to the Buyer during the term of this contract, shall be determined according the following formula:

Price	of Ammonia = (*****)

Where:

R=	The arithmetic average of the ammonia prices in Dollars per metric tone lade of the publications (*****), registered in the last publication of the price issue date, that applies to every center according to the Logistics Model. (*****)

L=	It is the logistics cost in Dollars per tone lade that is in force in every Producer Center and Distribution Center that will be reviewed periodically in accordance to the Logistics Model, and authorized by the Ministry of Treasury and Public Credit, within the (*****).

K=	It is an authorized factor determined by the commercial circumstances that will be reviewed periodically and authorized by the Ministry of Treasury and Public Credit, within the (*****)

(****)=	It is an (*****) list factor that will be reviewed periodically and authorized by the Ministry of Treasury and Public Credit, within the (*****).

DV=	It is a volume discount in Dollars per tone lade defined in Table A, which will be reviewed periodically and authorized by the Ministry of Treasury and Public Credit, within the (*****).

Note:	It is the Logistics Model that determines the price of ammonia authorized by the Ministry of Treasury and Public Credit, within the (*****).

Table A

(*****)

1.1	Alternate of Reference Price

If during the term of this Contract, any of the reference prices used to determine the price of ammonia are suspended or interrupted by any motive, the product price will be set applying only the reference price that was not interrupted nor suspended. In the event that both reference prices are suspended or interrupted by any motive, the product price will be of the (*****)

1.2	Currency Rate

The currency rate used to convert US Dollars into Mexican Pesos of the Formula (1) will be the average of the parity published in the (*****), corresponding to the (****) prior to the price issue date.

The mechanism of prices described herein will be in force until the Ministry of Treasury and Public Credit does not authorize any modification to the national policy of prices of ammonia.

FIRST AMENDMENT AGREEMENT TO THE PURCHASE AND SALE CONTRACT OF ANHYDROUS AMMONIA, dated as of April 23rd, 2001 entered into by and between PETROQUIMICA COSOLEACAQUE, S.A. DE C.V. hereinafter referred as the “Seller”, represented by its Commercial Sub-Director, Ing. José Guillermo Chapa Rivera and RHODIA FOSTATADOS DE MEXICO, S.A. DE C.V. hereinafter referred as the “Buyer”, represented by its legal representative Mr. Silvio Fagundes Lucinda, according to the following Statements and Clauses:

B A C K G R O U N D

On April 23rd, 2001 they entered into a PURCHASE CONTRACT OF ANHYDROUS AMMONIA, hereinafter referred as the “Contract”, by which the Seller binds itself to sell the Buyer Anhydrous Ammonia, hereinafter referred to as the Product, and this last binds itself to buy it and receive it.

S T A T E M E N T S

FIRST: Parties state trough their legal representatives that they recognize each other the personality they hold, and that such has not been revoked in any way.

SECOND: That according to Clause 23 of the “Contract” they are willing to formulate the following amendments under the terms and provisions of this Amendment Contract.

C L A U S E S

FIRST.- Clause 8 “Price” is amended regarding point 8.2, to read as follows:

8.2 Reference Prices Suspension. If during the term of this Contract, any of the reference prices used in Exhibit 3 is suspended or interrupted by any motive, the Product price will be set applying only the reference price that was not interrupted or suspended. In the event that both reference prices used in Exhibit 3 are suspended or interrupted buy any motive, the “Green markets” ammonia price shall be used as a temporary reference publication.

SECOND. Clause 9 “Payment Terms” is amended regarding point 9.1.2, to read as follows:

9.1.2 Advance Payment Method. In the event that the Buyer does not meet the requirements to obtain credit from the Seller, all payments of the product shall be made before such is delivered, carrying out such payments according to the provisions of the first paragraph of Clause 9.1, in the understanding that the applied price for Product invoicing, shall be the one that corresponds to the Product delivery date.

THIRD.- Exhibit 3 referred in Clause 8 of the Contract, named “Product Price”, will be replaced with Exhibit 3 “Price” attached hereto.

FOURTH.- This Amendment Agreement will be in force as of June 1st, 2002 and with the exception of what is expressly agreed, all other terms and provisions of the Contract and its Exhibits will not change and will still be in force and effect and the parties hereby ratify the content of the same.

IN WITNESS WHEREOF, the parties subscribe this Amendment Agreement through their Legal Representatives in the City of Coatzacoalcos, Ver, with effects as of the aforementioned date.

SELLER
PETROQUIMICA COSOLEACAQUE, S.A. DE C.V.

Ing. J. Guillermo Chapa Rivera Commercial Sub-Director

BUYER
RHODIA FOSFATADOS DE MEXICO, S.A. DE C.V.

Mr. Silvio Fagundos Lucinda Legal Representative

JUDICIAL REVISION

Lic. Luis Samuel Morales Hernández Consultant Matter Coordinator

EXHIBIT 3

PRICE OF THE PRODUCT

As of June 1st, 2002, the Price of the Product that will be supplied to the Buyer during the term of this contract, shall be determined according the following formula:

Price of Ammonia = (****)

Where:

R=	The arithmetic average of ammonia prices in publications (****) registered in the last publication of the immediate later month, that applies to every center according to the Logistics Model (ML). (****)

L=	It is the logistics charge that is in force in every Producer Center and Distribution Center that will be periodically be reviewed in accordance to the Logistics Model (ML).

K=	It is an authorized factor by the Ministry of Treasury and Public Credit, within the (****)

(****)=	It is an (****) list factor that today is of (****), authorized by the Ministry of Treasury and Public Credit, within the (****)

DV=	It is a volume discount reviewed periodically and authorized by the Ministry of Treasury and Public Credit, within the (****) defined in Table A.

Note:	ML.- It is the Logistics Model of ammonia designed by the Prices Management Office of the Corporate Finance Department of Petróleos Mexicanos, and authorized by the Ministry of Treasury and Public Credit, within the (****) that determines reference points of the price and calculates logistics costs in each center.

Discounts per volume applicable to the Ammonia price of formula (1) will apply according to the annual consumption volumes described in table A:

Table A

(****)
	(****)	(****)	(****)	(****)	(****)	(****)
FROM		(****)	(****)	(****)	(****)	(****)
TO	(****)	(****)	(****)	(****)	(****)
Dollars/Ton	(****)	(****)	(****)	(****)	(****)	(****)

1.1 Alternate Reference Price

If during the term of this Contract, any of the reference prices used to determine the price of ammonia are suspended or interrupted by any motive, the Product price will be set applying only the reference price that was not interrupted or suspended. In the event that both reference prices are suspended or interrupted buy any motive, the (****)

1.2 Currency Rate

The currency rate used, will be the average of the parity published in the (****) corresponding to the (****)

The pricing mechanism described herein shall remain in force until the Ministry of Treasury and Public Credit authorize modifications to the national ammonia price policy.

Table of Contents

PROVISIONS	1

CLAUSES	2

CLAUSE 1. DEFINITIONS, TITLES AND REFERENCES	2
1.1 Definitions	2
1.2 Titles and References	2

CLAUSE 2. PURCHASE AND SALE	2

CLAUSE 3. VOLUME AND OF DELIVERY SCHEDULES	3
3.1 Contractual Volume	3
3.2 Schedules proposed by the Buyer	3
3.3 Determination of the Contractual Volume	3
3.4 Weekly confirmation, definite Delivery Schedule	3
3.5 Reschedule of confirmed and not performed deliveries	3
3.6 Coordination of the schedules	4

CLAUSE 4. MEASURE OF VOLUME	4
4.1 Volume	4
4.2 Determination of the Measures	4

CLAUSE 5. QUALITY	4
5.1 Specifications	4
5.2 Not stipulation of guarantees	4

CLAUSE 6. DELIVERY	4
6.1 Forms of delivery	4
6.2 Deliveries by auto-tank; special procedures, property transmission	4
6.3 Statement of the Buyer that he knows the Center of the Shipper; general procedures	4

CLAUSE 7. NOTIFICATION OF CLAIMS	5
7.1 Volume or quality	5
7.2 Other claims	5
7.3 Free of responsibilities	5

CLAUSE 8. PRICE	5
8.1 Price Fix	5
8.2 Price suspension of Reference Prices	5

CLAUSE 9. TERMS OF PAYMENT	5
9.1 Currency, Time and Place of payment	5
9.1.1 Modality of Payment with Credit	5
9.1.2 Modality of Payment in advance	5
9.1.3 Other payments	6
9.2 Payment guarantees	6
9.3 Delay in the payment	6
9.4 Payment of expenses	6
9.5 Payment breach	6

CLAUSE 10. PROHIBITION TO COMPENSATE	6

CLAUSE 11. OTHER PROVISIONS AND GUARANTEES OF THE BUYER	7

CLAUSE 12. CAUSES AND EFFECTS OF TERMINATION	8
12.1 Causes of Termination	8
12.2 Effects of Termination	8

CLAUSE 13. NON DISCLOSURE	8

CLAUSE 14. NON STIPULATION FOR THIRD PARTIES: CESSION	8
14.1 Non-stipulation for third parties	8
14.2 Cessions by the Buyer	9
14.3 Cessions by the Seller	9

CLAUSE 15. FORTUITOUS CASE AND FORCE MAJURE	9
15.1 Free of liability	9
15.2 Notification	9
15.3 Payment of the sold and delivered Ammonia	9
15.4 Proportion reduction	9
15.5 Non-prorogation of the Agreement: Right of termination for Fortuitous Case and Force Majure	9

CLAUSE 16. SALE OR CLOSURE OF THE PLANTS	10

CLAUSE 17. APPLICABLE LEGISLATION AND JURISDICTION	10

CLAUSE 18. SATISFACTORY DOCUMENTATION	10

CLAUSE 19. LIMITED LIABILITY	10

CLAUSE 20. COMPILATION	10

CLAUSE 21. PROVISIONS AUTONOMY	10

CLAUSE 22. NOTICES	10

CLAUSE 23. MODIFICATIONS AND RESIGNATIONS	11

CLAUSE 24. IN FORCE	11

EXHIBITS

EXHIBIT 1	PRODUCT SPECIFICATIONS

EXHIBIT 2	PROCEDURES FOR DELIVERY OF THE PRODUCT

EXHIBIT 3	PRICE

PURCHASE AND SALE AGREEMENT OF ANHYDOROUS AMMONIA, executed on April 23rd, 2001 between PETROQUIMICA COSOLEACAQUE, S.A. DE C.V., hereinafter referred as to the “Seller”, represented by its Commercial Sub director, Jose Guillermo Chapa Rivera and RHODIA FOSFATADOS DE MEXICO, S.A. DE C.V, hereinafter referred as the “Buyer”, represented by its legal representative, Mr. Silvio Fagundes Lucinda, according to the following Provisions and Clauses.

PROVISIONS

The Seller declares:

I. That is a mercantile corporation, company of majority state participation, legally incorporated in accordance with the Incorporation Act number 36,611 dated as of January 30th, 1997, before Notary Public 111 of the Federal District, Attorney Francisco de Icaza Dufour.

II. That among others, has as corporate object to promote, develop and perform the elaboration, production, storage, distribution, commercialization and other activities related to petrochemical non-basic products.

III. That it is arranged to sell and deliver Anhydorous Ammonia to the Buyer in the terms and conditions set forth herein.

IV. That has the organization, elements and technical, financial, commercial and legal abilities to accomplish the obligations referred in this Agreement.

V. That the legal capacity of its Commercial Sub director to sign this Agreement is proved according to the Notarial Power number 6037 dated as of April 4th, 2001, granted before Notary Public No. 9 of the City of Minatitlán, Ver., Attorney Flavino Ríos Alvarado; same that has not been modified or revoked.

The Buyer declares:

I. That is an Anonymous Company of Variable Capital, incorporated according to the laws of the United Mexican States, in accordance to the Incorporation Act No. 65,786 granted before the Notaries Publics No. 137 and 125, Carlos de Pablo Serna and Javier I. Pérez Almaraz, dated as of July 6th, 2000, registered before the Public Registry of Commerce under number 103,384 on July 26th, 2000, same that has not been revoked nor modified, and that has the legal capacity to execute this Agreement according its Incorporation Deed and Bylaws.

II. That is willing to buy and receive from the Seller Anhydorous Ammonia, in the terms and conditions set forth herein.

III. That has the organization, elements and technical, financial, commercial and legal abilities to accomplish the obligations referred in this Agreement, including the experience and ability to handle, transport and storage Anhydorous Ammonia, and that is conscious of the risks resulting from the handle, transport and storage Anhydorous Ammonia and that has the capacity to accomplish all the obligations derived from accidents in such handling, transportation and storage.

IV. That the legal capacity of its Legal Representative to sign this Agreement is proved according to the Notarial Power number 65,788 dated as of July 6th, 2000, granted before Associated Notaries Publics No. 137 and 125 of the Mexico City, D.F. and registered before the Public Registry of Commerce under mercantile folio number 103384 on July 28th, 2000, being its legal capacity not been revoked as of today, neither modified in any way.

According to the preceding provisions, both parties agree in the following:

CLAUSES

Clause 1. Definitions, Titles and References

1.1	Definitions. For effects to the present Agreement, the following terms will have the following meanings:

a) “Affiliate”: related to any of the parties; any other person or entity that controls it or that is under its control or that is under a common control with it.

b) “Year”: Calendar year.

c) “Shipper Center”: the Seller’s facilities of fulfillment of ammonia located in the Complejo Petroquímico Cosoleacaque, Veracruz, where the Seller will deliver the Anhydorous Ammonia into the tankers provided by the Buyer.

d) “Producer Center”: The Complejo Petroquímico Cosoleacaque, Veracruz, where the Seller will produce the Anhydorous Ammonia to be delivered into the tankers provided by the Buyer.

e) “Agreement”: this purchase and sale of Anhydorous Ammonia Agreement, including all the EXHIBITS herein, as well as all the modifications, amendments, supplements or exhibits agreed or added to the Agreement while it is in force.

f) “Day”: natural day.

g) “Month”: calendar month.

h) “Plant”: the Buyer’s plant located in the Complejo Industrial Pajaritos, Veracruz, where the Buyer uses the Anhydorous Ammonia received from the Seller under this Agreement.

i) “Product”: Anhydorous Ammonia with the specifications set forth in the Annex 1.

j) “Definite Delivery Schedule”: related to any Operative Week, it is the final delivery schedule of Ammonia determined according to Clause 3.3.

k) “Operative Week”: any period running between 1 to 7, 8 to 15, 16 to 23 or 24 to the final Day of each month.

l) “T.I.I.E.”: Average Rate of Inter-bank Interests.

m) “Contractual Volume”: the volume of Product that any Month the Seller is obliged to sell and the Buyer is obliged to buy under the terms of this Agreement in accordance with the established in Clause 3.

n) “Minimum Contractual Volume”: a volume equals or greater than (*****), that the Buyer commits to obtain in a period of twelve (12) consecutive months to obtain a discount per volume defined in the Annex 3 of Price.

1.2 Titles and References. The titles mentioned in the Agreement herein will not affect its interpretation. Except for an opposite provision, all the references to clauses and exhibits will be regarding to the Clauses and Exhibits of this Agreement.

Clause 2. Purchase and Sale

Subject to the terms and conditions herein in this Agreement, the Buyer commits to buy the Product to the Seller and the Seller commits sell the Product to the Buyer.

Clause 3. Volume and Delivery Schedule

3.1 Contractual Volume. Subject to availability of Ammonia by the Seller and to the stipulations of this Clause 3, the volume of Ammonia to be sold by the Seller and bought by the Buyer under this Agreement in any month, will be the asked volume by the Buyer in the last month, in the understanding that the Buyer and the Seller have the obligation to buy and sell a (*****) any period of twelve (12) consecutive months during the effect of this Agreement.

3.2 Schedules proposed by the Buyer. No later than the fifth day of each month, the Buyer will send the Seller:

(i) a schedule of deliveries proposed related to the following Month in the terms set forth in the number 1 of the Annex 2, by means of which the Buyer will notify the Seller the volume of the Product that he desires to receive during such Month, as well as the approximate number of tankers to be provided by the Buyer, and;

(ii) an estimation of the volume that anticipates to ask in regards to the two (2) subsequent months.

3.3 Determination of the Contractual Volume. The Seller will respond to the schedule proposed by the Buyer regarding to the following Month within the fifteen (15) days following to the reception of the same through the aforementioned document in the Num. II of the Annex 2, in the understanding that the Seller, due to the availability conditions, will have the right to provide an inferior volume of Ammonia to the asked volume, being mandatory the minimum value to provide by the Seller (*****). The Ammonia volume determined by the Buyer, will constitute the Contractual Volume for such month. Besides to establish a Contractual Volume for the Month of the event, the document delivered to the Buyer by the Seller in accordance to this Clause 3.3, will constitute the delivery schedule, and such as, it will specify the volume of the Product to be delivered during each Operative Week of such Month (same which will be a different volume asked for each Operative Week in the Schedule proposed by the Buyer), in the understanding that, unless otherwise or due to reasons of routine maintenance or repair of the facilities, the deliveries will be performed in a relatively uniform way during the month in case.

3.4 Weekly confirmation; Definite Delivery Schedule. The Seller will send the asked confirmation by the Buyer no later that ten (10) days before the beginning of the first Operative Week in the terms established under number II of the Annex 2. In such confirmation the Seller will modify the proposed schedule by the Buyer regarding the volume of the Product to be delivered. The delivery schedule thus confirmed by the Seller regarding any Operative Week will constitute the “Definite Delivery Schedule”.

3.5 Reschedule of confirmed and not performed deliveries. In the event that the Buyer does not retire any delivery in any Operative week in accordance with the aforementioned established, the Seller could or could not reschedule such delivery at its own considerations and any reduction of the retired volume by the Buyer during any Month as a result of such reschedules (or absence of rescheduling) will be in prejudice of the Buyer under the terms of Clause 3.1. On the other hand, in the event that the Seller could not perform any delivery in any Operative Week, the Seller will reschedule such deliver for the next Operative Week.

In the event that the Buyer does not accomplish with the Minimum Contractual Volume in the period of twelve (12) consecutive months from, for the case of the first period, the beginning date of the life of this Agreement, the seller will make a debit note no longer that 30 days after terminated the period of twelve (12) consecutive Months to recover the difference on the price applied in this period and the price that corresponds to the retired volume in accordance to the table of discount per volume o the Annex 3 of Price and that shall be paid according to Clause 9.1.3 of this Agreement. Also, in the event that the Buyer exceeds the superior rank of the established volume in the table of discount per volume of the Annex 3 of Price in the period of twelve (12) consecutive Months, to obtain the price correspondent to that rank.

3.6 Coordination of the Schedules. With the purpose to coordinate the delivery schedules, each of the parties will assign a representative who will have as main liability the coordination of the details related to the deliver of the Product under this Agreement.

Clause 4. Measure of Volume

4.1 Volume. The volume of each deliver will be determined by the personnel of the Seller in the scales of the Shipper Center whichever weighing the tanker before and after the charge operation. The Buyer will have the right to assign a representative to verify the weigh of the charged Product as well as to verify the precision of the scales.

4.2 Determination of the Measures. The volume measure performed within the aforementioned procedure will be definite and mandatory for both parties, except in the event of a manifest mistake. In any way, without prejudice of the subsequent right of the parties to demonstrate manifest mistake in such measures, the determination of the volume already done will rule for the invoice purposes and in regards to the obligation of the Buyer to make the correspondent payment in accordance to the established in Clause 9.

Clause 5. Quality

5.1 Specifications. The Product to be sold under the terms of this Agreement shall have the specifications appointed in Annex 1.

5.2 Non-stipulations of guarantees. The Buyer by this means liberates the Seller of any kind of guarantee, including as a declarative but not limitative way, any implicit guarantee of commercialization or suitable for any particular purpose, in regards to the sale of the Product under this Agreement.

Clause 6. Delivery

6.1 Delivery Forms. All deliveries of the Product will be performed in the tankers provided by the Buyer in the Shipper Center as the case may be (in the understanding that the Buyer will be responsible of all the expenses of the transportation of the Product), in accordance to the following terms of this Clause 6.

6.2 Deliveries by auto-tank; special procedures, property transmission. In the event of deliveries through tankers, the transmission of property from the Seller to the Buyer will be considered as performed at the moment in which the Product passes the connection of the bridle between the supply hose and the bridle of charge of the tanker. The responsibility of the Seller regarding the Product will stop in that moment and the Buyer will assume all the risks for loss, prejudices, reduction or evaporation as well as all the risks inherent to the handling, transportation and storage of the Product. Any loss or damage caused to the Product o any property of the Seller o of any third party during the charge operation that may be attributable to the tanker or to its operators will be in account of the Buyer. Besides the aforementioned, the Buyer will accept the responsibility and will accomplish with the terms and conditions regarding the transportation and reception of the Product in the facilities of the Buyer set forth in number VI and VII of Annex 2.

6.3 Statement of the Buyer that he knows the Center of the Shipper; general procedures. The Buyer states that plentiful knows the facilities of the Shipper Center, including the conditions, procedure and facilities for the delivery of the Product. The conditions, procedures and facilities of the Shipper Center may be change at any moment, in such case the Seller will notify the Buyer as soon as possible. The Buyer also recognize in this act that the general procedures in force in the Shipper Center related at any time, among other aspects, with the determination of the volume and security measures in the charge operations, will be complementary (without being opposite) to the specified procedures in the Agreement herein. Independently of the aforementioned, it is expressly agreed that all the deliveries to be performed by tanker will be done according to the established in number II and IV of the Annex 2.

Clause 7. Notifications of Claims

7.1 Volume or quality. Any claim that the Buyer could have in regards to this Agreement related to the volume or quality of the Product shall be notified to the Seller within the next ten (10) days following to the delivery date, but in such case prior to the discharge of the same by the Buyer in its Plant.

7.2 Other claims. Any other claim that the Buyer could have in regards of this Agreement shall be notified to the Seller within the next thirty (30) days following to date of the event of the facts that origin the claim.

7.3 Free of responsibilities. The Seller will not have any liability before the Buyer (and it will be considered that the Buyer has resign to the same) regarding any claim that is not notified by the buyer under the terms established in Clauses 7.1 and 7.2.

Clause 8. Price

8.1 Price Fixing. The price of the Product that is sold and bought under this Agreement will be fixed in accordance to the provisions established in Annex 3.

8.2 Price suspension of Reference Prices. If during the life of this Agreement, some of the reference prices used in the Annex 3 is suspended or interrupted by any reason, the price of the Product will be fixed applying only the reference price that has been not interrupted or suspended. In the event that both reference prices used in Annex 3, are suspended or interrupted by any reason, it will be used the (*****).

Clause 9. Terms of Payment

9.1 Currency, Time and Place of payment. The Buyer shall do all the reviewed payments established in this Agreement in Pesos Mexican currency, without any discount or deduction, through an electronic transference of a deposit of a referenced check or in cash in the account and bank appointed opportunely by the Seller. Any payment in regards to this Agreement that shall be paid on a day in which the banks are not open, then it shall be done in the day before in which banks are opened.

9.1.1 Modality of Payment with Credit. All the payments regarding the provided and invoiced Product shall be performed on the expiration date indicated in the invoice, debit note or promissory note, without the need to deliver any kind of document or of collation, payment reminder or account statement. Notwithstanding the Buyer pays habitually his debts to the Seller through the modality of Payment with Credit, the Seller reserves its right to supply the Product to the Buyer through the modality of payment in advance.

9.1.2 Modality of Payment in advance. In the event that the Buyer does not gather the requirement to obtain credit from the Seller, he shall perform all the payments of the Product to be delivered before receive the Product, performing such payments according to the established in the first paragraph of Clause 9.1.

9.1.3 Other payments. Any other payment to the Seller, different from the supplied and invoiced Product , that as declarative way but not limitative may be assistance in transportation equipment, services, raking, adjustment for differences in the invoices, penalizations, etc., shall be performed within the seven (7) natural days following to the submission of a written payment requirement by the Seller in which it is stated the concept of the debt and the amount of the obligation.

9.2 Payment guarantees. In the event that the Seller grants Credit to the Buyer, he shall demand to the Buyer, before beginning the operations, to guarantee the payment of the Product at the supply moment through a bond or a promissory letter or any other kind of guarantee, in the form, amount and life that the Seller determines. The bond shall be issued by any institution that has executed any prior bond agreement with the Seller. If the guarantee is a promissory letter, it shall be issued under the terms fixed by the Seller and it could be obtained by the Buyer’s bank of preference.

9.3 Delay in the payment. Supposing that the Buyer incurs delay with anyone of its obligations of payment, these will daily produce interests as of the date in which this payment had to be performed until the date of its total liquidation, applying an equivalent rate of 2.5 times the T.I.I.E., same which will be immediately indispensable and payable, in the understanding of which the aforementioned will be without damage of the application of any other provision or any other legal resource that has the Seller, or derived from the present Agreement or any other source, including, without any limitation, the Clause 9.4. To determine and pay the delay interests in account of the Buyer the following procedure will be applied: (a) the interest rate for delay applicable to the non paid and matured balance, will be that resulting of applying the monthly average of the T.I.I.E. determined by the Bank of Mexico and published on the Official Gazette of the Federation correspondent to twenty eight (28) days. For the effect of the calculation of the monthly average rate T.I.I.E., the arithmetic sum of the T.I.I.E. rates know and in force from the first natural Day, until the third labor Day prior to the termination of the previous Month to the application for the rate, divided between the number of natural Days considered in the arithmetic sum and the result will be also divided between twelve (12) and will be multiplied by factor 2.5, (b) the amount of the delay interests will be that resulting from multiply the non paid balance of the matured debt by the coefficient resulting from divide the monthly delay rate between thirty (30) and multiplied by the number of Days of delay in the Month, including the date of payment.

The Buyer accepts that its payments are applied in first term to the delay interests and the to the capital.

9.4 Payment of expenses. The Buyer shall pay all the bank charges and commissions related to the payment that shall do to the Seller according to this Agreement, including a list but not limiting, any expense related to the establishment of the promissory letter and guarantees referred in Clause 9.2.

9.5 Payment breach. In the event that the Buyer breaches any payment that shall be done according this Agreement, the Seller (without any prejudice of any other right or legal resource derived from this Agreement or any other source) will have the right at its sole discretion (i) to suspend any further delivery of the Product until the Buyer pays the matured amounts and the interests derived on those amounts and (ii) to terminate the present Agreement with immediate effects (without the need of any judicial declaration) through notice to the Buyer given in any moment prior to the complete payment of all the owed amounts and the correspondent interests by the Buyer.

Clause 10. Prohibition to Compensate

Without any prejudice of the Buyer’s right to submit further claims that may have in regards to this Agreement in a judicial procedure filed according to the established in Clause 17, all the payments that the Buyer may perform in accordance to this agreement will be done punctually and without any compensation or deduction of any nature, this for any claim that the Buyer or any other persona may actually have or obtain in the future against the Seller o any other of its

Affiliates. The Buyer by this means liberates the Seller and quit every single right related to the claims originated against the Seller or any other of its Affiliates regarding the purchase and sale of the Product prior to the execution date of this Agreement that the Buyer had not notified by written to the Seller prior to the execution of this Agreement.

Clause 11. Other Provisions and Guarantees of the Buyer

The Buyer declares and guarantees that:

(a) has the capacity to storage Anhydorous Ammonia in its own facilities equivalent at least the five per cent (5%) of its annual requirements of Ammonia;

(b) has the capacity to transport Anhydorous Ammonia, or by means of carriers or its tankers of its own, during any Operative Week equivalent at least the five per cent (5%) of its annual requirements of Ammonia;

(c) has the adequate equipment and personnel to handle, transport and storage Anhydorous Ammonia as well as to attend emergencies resulting of such handling, transportation or storage;

(d) the present Agreement has been duly authorized and all the corporate acts and of any other nature needed have been carried out to this effect;

(e) the present Agreement constitutes a valid obligation to the Buyer, that binds him legally and it is requirable to him under its terms;

(f) has obtained all the required authorizations to handle, transport and storage Anhydorous Ammonia including those requirement from the Ministry of Environment and Natural Resources and such authorizations are in force (in the understanding that the Buyer will notify immediately the Seller if any of them are canceled, revoked, annulled or terminated):

(g) the Product obtained according this Agreement is to be resold to its Clients;

(h) as industrialist and employer of the personnel he employs by reason of this Agreement, he is the only responsible of the obligations derived of the legal provision and other regulations in the labor and social security subjects and therefore, he will respond to any claim that any of his employees file against him or against the Seller in relation to the reception of the Product and he will reimburse the seller any amount expended by this concepts;

(i) will respond to all the tax obligations derived by the present Agreement, according to the correspondent laws;

(j) any Buyer’s functionary, director, counselor, employee or representative has give or will give any kind of commission, fee, gift or compensation of any nature whatsoever that has a cost or meaningful value in relation to the present Agreement;

(k) the Buyer has not been in contact neither negotiated with any intermediary, commission agent or third party the acquisition of the Product and none of such persons have the right to receive any compensation regarding the present Agreement or the supply of the Product;

(l) each one of the aforementioned provisions and guarantees is true and valid in the date that gets in force this Agreement and will continue being true and valid in the dates of each delivery of Ammonia under the same, as if such provisions and guarantees had been done in each of such dates.

Clause 12. Cause and Termination Effect

12.1 Causes of Termination. Notwithstanding any stipulation against in the present Agreement, the Seller (without prejudice of any other right or legar resource derived from this Agreement or any other source) will terminate this Agreement with immediate effects (without the need of any judicial declaration), through written notice given to the Buyer, in the event that;

(a) the financial situation of the Buyer is affected or reduced in such way that under the reasonable judgment of the Seller, that can seriously affect the capacity of the Buyer to accomplish the obligations contracted under this Agreement, or that any arrangement to guarantee the payment of the sold Product also could be affected or reduced.

(b) the Buyer initiates procedures to be declared broke or under insolvency state, promote or be subject of any reorganization mandated under judicial order, procures the benefit of any law to liberate debtors, perform any cession on behalf of creditors, admit by written his impossibility to pay in general, debts at its maturity or perform any other act generally recognized ad insolvency or broke, or that the Buyer declares a payment suspension;

(c) an issuance of any resolution or judicial order that declares that the Buyer is broke or under insolvency state, that approves an application asking its reorganization, that approves an application to be protected under any law to be liberated from its debtors, that designate any trustee o interviewer, or that it declares or orders the dissolution or liquidation of the Buyer;

(d) any of the Buyer’s authorizations to handle, transport or storage Anhydorous Ammonia including those requirement from the Ministry of Environment and Natural Resources and such authorizations to be canceled, revoked, annulled or terminated;

(e) any provision done by the Buyer under this Agreement finds to be false or incorrect in any substantial matter or on the date of any Ammonia deliver under the same, and;

(f) the buyer does not accomplish any substantial obligation under this Agreement.

12.2 Termination Effects. The rescission or termination of this Agreement, according to the established in Clause 12.1, Clause 24 or any other motive, does not liberates the Buyer to perform any payment that he is bind in accordance to this Agreement.

Clause 13. Non-Disclosure

The parties agree that in all the information in regards obtained from the other party through any of its functionaries, including directors, employees or other representatives (the Agreement and such information referred to as “Information” for the effect of this Clause 13), shall be treated as confidential property and can not be disclosed, without the written consent of the other party. Notwithstanding the aforementioned, any of the parties may reveal the information in accordance to governmental, administrative or judicial requirements to which such party is subject, anytime the information disclosure is mandatory for such party and if it does not do it will incur in civil or penal liability, as well as in the event that such information is from the public dominium. In the event that any of the parties disclose any information in prejudice of this Clause 13, the other party will have the right, without prejudice of any other right or legal resource derived from this Agreement or any other source, to terminate this Agreement with immediate effects (without the need of judicial declaration) through written notice to the other party. This non-disclosure obligation will be permanent and will not cease with the expiration, suspension or termination of this Agreement.

Clause 14. Non-Stipulation for Third Parties: Cession

14.1 Non-stipulation for third parties. None provision of this Agreement is designed and can not be interpreted in such way that concedes on behalf of any person or entity a right under this Agreement as a stipulation on behalf of third parties.

14.2 Cessions by the Buyer. The Buyer can not cede to any third party any right or interest in this Agreement nor delegate any obligation without the written consent by the Seller, except that such cession or delegation is performed to any company that belongs to the same corporate group of the Buyer. In the event that the Buyer does not accomplish with the established in this Clause, the Seller will have the right, without prejudice of any other right or legal resource derived from the present Agreement or any other source, to terminate this Agreement with immediate effects (without the need of any judicial declaration) through written notice to the Buyer.

14.3 Cessions by the Seller. The Seller may, with entire freedom, cede its rights and obligations derived from this Agreement to any of its Affiliates or any other buyer or any acquirer entity of all or a part of the Producer Center under the terms of Clause 16, in such event the Seller will be liberated from any responsibility under this Agreement, being the acquiring party of the cession, in its moment, engaged with the Buyer under the same terms and conditions established in the Agreement herein.

Clause 15. Fortuitous Case and Force Majure

15.1 Free of liability. None of the parties will be responsible for damages, prejudice, claims or demands or any nature coming from any delay or breach of the obligations in accordance to this Agreement attributable to fortuitous case and force majure, including, as a list but not limitative: natural phenomenon or acts from public enemies, floods or fire, hostilities or war (declared or not declared), blocking, labor disturbs, strikes, tumults, insurrections or civil seditions, restrictions for quarantine, storms or meteorological inclemencies in the Shipper Center, or in any of the plants used by the seller for the Production of the Anhydorous Ammonia, accidents, close, breakdown or damages to any Shipper Center, or the Exchange Ways, or any plant used by the Seller for the Production of the Anhydorous Ammonia, interruption or reduction in the production of the Product by the Seller, or shortage of the same for its sale, by any reason, or laws, decrees, regulations, orders or other directives or acts of general or particular appliance from the Government of the Mexican United States or any other of its dependent offices, or requirements of any of such authorities.

15.2 Notification. Any party of this Agreement that claims fortuitous case or force majure will notify as soon as possible to the other party the fortuitous case or force majure in question, the effects on the accomplishment of its obligations described in the Agreement herein, the estimated duration and the moment of termination of this fortuitous case or force majure.

15.3 Payment of the sold and delivered Ammonia. No provision described in this Clause 15 herein will liberate the Buyer of its obligation to fully pay the price of the sold and delivered Product and to pay any other amount owed to the Seller in accordance to this Agreement.

15.4 Proportional reduction. In the event of a reduction in the production of the Product as consequence of fortuitous case or force majure, the Seller will only reduce the volume of the supplied Product to the Buyer proportionally in relation to the volume corresponding to each one of the clients. If there is a fortuitous case or force majure, the Seller will no have the obligation, under any concept, to buy the Product of any third party to can sell the Buyer. This Clause does not apply for exports that the Seller may do, it only will apply to clients that maintain a long time contractual relationship with the Seller.

15.5 Non-prorogation of the Agreement: Right of termination due to a Fortuitous Case and Force Majure. The event of any fact that constitute a fortuitous case or force majure will not have as effect the prorogation of the life of this Agreement. In the event that this fact interrupts or suspends the accomplishment of the obligations of any of the parties according this Agreement for a longer period of thirty (30) Days, the other party will have the right to terminate this

Agreement (without the need of any judicial declaration) through the given notice to the party that claims such fortuitous case or force majure.

Clause 16. Sale or Closure of the Plants.

If during the life of this Agreement any of the used plants by the Seller to produce Ammonia is sold or in any other form transferred, as whole or in part, or closed by any reason, the Seller may, to its own choice: (i) terminate this Agreement in the date of the sale, transfer or closure of the plant in question or in a further date (same which will be within the next ninety (90) Days to the date of sale, transfer or closure) through given notice to the Buyer within no more than the next fifteen (15) prior to the termination date; or (ii) cede all the rights and delegate all the obligations derived from this Agreement to the Buyer or any other acquiring entity, in the event of sale or any other transfer in whole or in part of any of the plants used by the Seller to produce the Ammonia from the Producer Center in question.

Clause 17. Applicable Jurisdiction and Legislation.

This Agreement will be ruled and interpreted according the federal laws of the Mexican United States. The parties expressly submit themselves to the exclusive jurisdiction of the Federal Court of the City of Coatzacoalcos, Veracruz, and expressly resign to any other law that may correspond in regards to any conflict that may arise or is related to this Agreement, and that is strictly related to the operations derived from this Agreement.

Clause 18. Satisfactory documentation.

The Buyer will opportunely provide the Seller a list of the authorized persons to represent the Buyer in his deals with the Seller, which will have the power and authorization that the Buyer appoints under his responsibility, as well as the proxy or power that proves it. The Buyer will provide the Seller any other information or documentation that the Seller may reasonable asks in regards to the financial or corporate condition of the Buyer during the life of this Agreement.

Clause 19. Limited Liability.

None of the parties will be responsible for secondary, indirect or special losses, damages or prejudices, of any nature derived or in any way related to the accomplishment or breach of this Agreement, including as a list but not limiting, losses or damages or prejudices resulting from the closure of Plants or impossibility to comply purchase and sale agreements or other agreement whatsoever its nature that may happen or be related to the accomplish or breach under the terms of this Agreement.

Clause 20. Compilation.

This Agreement includes all the provisions that will rule the purchase and sale of Ammonia and substitutes all other prior contracts and agreements, written or by word, between the Buyer and the Seller, or any of its Affiliates, in regards to such purchase and sale. Any executed agreement before nor any negotiation between the parties in the course of its transactions, as well as any other prior declaration of any Seller’s functionary, employee or legal representative to this Agreement, will be admitted under the interpretation of its terms and conditions. The Buyer confirms that there are no implicit declarations done by the seller that have been motivated or induced the execution of this Agreement.

Clause 21. Provisions Autonomy.

The invalidity, illegality or lack of credibility of any of the provisions of this Agreement will not affect the validity and coercibility of its other provisions.

Clause 22. Notices.

All notices and communications between the parties shall be done by written and will have effects when received by the addressee indistinctly in the addresses or faxes written below:

To the Seller:	PETROQUIMICA COSOLEACAQUE, S.A. DE C.V.
Jacarandas 100 Lefel A2
Col. Rancho Alegre 1
Coatzacoalcos, Veracruz C.P. 96558
Fax:	01 921 112-44
Attention:	Mr. José Gerardo Pérez Contreras

To the Buyer:	RHOFIA FOSFATADOS DE MÉXICO, S.A. DE C.V.
Complejo Industrial Pajaritos
Postal Number No. 2481
Coatzacoalcos, Veracruz
Fax:	(019) 218-00-84 218-01-38
Attention:	Mr. Argeo Vázquez Velázquez (operation)
Mr. Gerardo Molina Carmona (commercial)
Phone:	(019) 211-55-50

It is responsibility of each of the parties to notify by written any change of functionary, domicile, fax or phone number. In the contrary, it will be enough that the receiver retransmits the communication with receipt requested to perfect the notice and spurt legal effects.

Clause 23. Modifications and Ressignations.

Any modification to the Agreement shall be through written agreement between the parties. The resignation by any party to any provision of this Agreement shall be in written.

Clause 24. In Force.

This Agreement will be in force on Day 23 of April, 2001 and, subject to the terminations provisions established in other Clauses of this Agreement, will continue in force for and indefinite term until it is terminated by any of the parties at the end of any Month through given notice to the other party at least three (3) Months in advance, in the understanding that the obligations of the parties under this Agreement will continue in force during the period comprised between the termination date notice and the Day in which such termination takes effects.

IN WITNESS WHEREOF, the parties herein subscribe this Agreement through its legal representative in the City of Coatzacoalcos, Veracruz, with effects on the date aforementioned.

SELLER
PETROQUIMICA COSOLEACAQUE, S.A. DE C.V.

Mr. Guillermo Chapa Rivera
Commercial Sub-director

BUYER
RHODIA FOSFATADOS DE MÉXICO, S.A. DE C.V.

Mr. Silvio Fagundes Lucinda
Legal Representative

JUDICIAL REVISON

Mr. Rogelio Martínez Hernández
Judicial Counselor

EXHIBIT 1

PRODUCT SPECIFICATIONS

(ANHYDOROUS AMMONIA)

PROVES	METHOD	UNITS	SPECIFICATIONS
Purity	Difference	% Weigh	99.5 Minimum
Water	Lummus 1452	% Weigh	0.50 Maximum
Greases and Oils	Fluor Method 5-2	PPM Weigh	10 Maximum

EXHIBIT 2

PROCEDURE FOR THE PRODUCT DELIVERIES

Directions for the Buyer

I.	DELIVERY OF ORDERS

No longer than the fifth Day of each Month, the Buyer will send the Seller a delivery schedule proposed in regards to the following Month through the document named “Request Form” attached to this Exhibit 2. The Buyer shall send such delivery schedule proposed through the Fax Number (91-921) 1-12-44 or by ordinary mail to the Commercialization Coordination, located in Jacarandas 100 Level A2, Col. Rancho Alegre 1, Coatzacoalcos, Veracruz.

II.	CONFIRAMTION OF THE PRODUCT RETIREMENT

The Seller will confirm by written its monthly schedule to the Buyer in the document named “Monthly Confirmation Form” attached to this Exhibit 2, such schedule will be named for the effects of this Agreement the “Definite Delivery Schedule”, in the understanding that, the Seller will reserves the right of freely modify the Delivery Schedule Proposed, in relation to the amounts of the Product to be delivered of each Operative Week of the Month in question by reasons of availability of the Product in the Shipper Center, and will give it to the Buyer with ten (10) Days in advance to the beginning of the 1st Operative Week.

In the event that the Buyer does not agree with the Definite Delivery Schedule, including any adjustment done by the Seller, the Buyer shall notify by written, asking the changes considered to be necessary and its reasons, to the Commercialization Coordination; this Commercialization Coordination will analyze the factors that allow or reject the requested and will proceed in consequence, sending, in case, the reschedule application to the Logistic of Supply Coordination.

III.	PRESENTATION OF THE TANKERS AND DOCUMENT AT THE ASSIGNED SHIPPER CENTER

To may give the scheduled Product to the tankers provide by the Buyer, this will formally assign to the Seller the name of each transportation company authorized to retire the Product of our Shipper Centers. This letter shall be signed by the company’s legal representative and with a certified copy of its Notarial power enclosed and by a letter, also granted before Notary Public, expressing that those faculties are still in force.

The Buyer shall notify the Seller if there is a change in the transportation company.

The Buyer accepts that is his responsibility to prove that the transportation company accomplishes all the laws and regulations applicable for the transportation of the Product. The Seller may verify the state of the transportation unit as well as any document derived from the requirements of such regulations, if considered convenient, but in any moment will be responsible for the damage that eventually may produce to the unit or the Product contained in it.

The Buyer will formally notify the Seller the name and charge of each of the authorized functionaries to issue the “Retirement Applications”. Also it shall be signed by the legal representative and shall have the signature of the assigned persons.

DOCUMENTS

Retirement Application

Each time the Buyer retires Product, shall submit to the correspondent Shipper Center a “Retirement Application”, that shall accomplish the following requirements:

•	To be issued in letter-head paper, with folio number, and always signed in original by one of the authorized persons in the letter mentioned in point 2.

•	To specify that a specific transportation company is “Authorized” to pick up the material.

•	To provide the following information: transportation line, the units’ numbers, number of the SECOFI verifying certification, operator’s name, signature and copy of an identification (voter’s credential, driver’s license), the transported Product in the prior trip, the Product to be transported and the estimated amount of the shipment and lifetime of the Application, which is determined by the Client.

•	To express that the driver of the unit is authorized to sign the promissory note registered in the body of the invoice, in name of the company that subscribes it.

•	The “Retirement Application” may be a form, but all the information mentioned before shall be written in original.

Letter of Portage

Each time the Buyer retires Product, shall submit to the correspondent Shipper Center a “Letter of Portage”, that shall accomplish the following requirements:

•	To be issued in letter-head paper, including the name or corporate name of the transportation company, fiscal domicile, Federal Tax Payment Registration, fiscal certificate and folio number.

•	Driver’s full name and signature. This information shall agree with the driver’s name and signature specified in the “Retirement Application”.

•	Seller’s name and address.

•	Name, last name and address of the person to whom the transportation company shall deliver the Product.

•	Specification of the Product and estimated volume the driver’s will charge.

•	Place and date of issuance of the “Letter of Portage”.

•	Identification number and plate’s numbers of the truck and tanker(s).

It shall be observed that the tankers that go to charge have only one tank with a capacity at least the more possibly closer to the scheduled modules to each product (+/-15%).

TANKERS

Before being charged, the tanker may be visually inspected, with the purpose of detecting mechanic and maintenance problems in the valves, and that may not allow is fulfillment, or that may cause any problem during the transportation. It is a Buyer’s liability the cleaning of the tanker showed to pick up the Product.

Before allow the entrance of the truck to the fulfillment facilities, it shall comply the security regulations of the Seller in the related to the transportation (for example, extinguisher, land connection, etc.).

IV.	DELIVERY OF THE PRODUCT

Once the aforementioned documents have been satisfactory reviewed, the tanker will be authorized to enter the facilities of the Seller to charge the scheduled Product following the steps described below:

•	The tanker will be inspected for Seller’s personnel, to verify that it accomplish all the security and cleaning requirements needed to transport the Product. If this inspection is satisfactory, it can enter the facilities.

•	In the door the pass will be reviewed.

•	Then the empty tanker will be weighed and the weigh will be registered.

•	Then it will go to the fulfillment area to charge the Product, taking care of respecting all the internal regulations of the assigned Shipper Center related to the transit and security within the facilities.

•	When the tanker arrives to the fulfillment area, the Seller’s personnel will supervise the fulfillment operation.

•	The charge of the tanker will be invariably at the 85% of the tanker’s capacity to guarantee the security during the transportation of the Product.

•	Once the tanker is full, will be sealed exclusively by the Seller’s personnel, writing down the number of seals, which need to be included in the invoice and the Product exit documents.

•	Once the tanker is sealed, will be weighed again to determine the amount of Product by difference.

•	With the tare, gross and net weigh, the invoice will be issued for the delivery of the Product, obtaining the received signature of the operator and giving him the copy of the invoice, with which the Seller’s liability will end in regards to the given amount.

•	With the exit authorization the trio to the Buyer’s plant will be allowed.

V.	FAILURES IN THE RECEPTION OR DELIVERY OF THE PRODUCT IN THE SHIPPER CENTER

•	When the Buyer does not ask for the confirmation regarding the date or the assigned Shipper Center (s), and nevertheless, send his tankers to the Shipper Center or to the Exchange Ways, the Seller is not engaged to do the delivery of the Product.

•	When the Buyer sends his tanker in a different week to that confirmed in the Definite Delivery Schedule, the Seller is not engaged to deliver the Product, resulting then that the Buyer will absorb the delays and other expenses originated to the transportation for untimely presentation.

•	The Seller will not be responsible for the delays and false freight that may origin the fires, earthquakes, hailstorms or natural disasters as well as any delay that does not allow the normal supply to the Buyer.

VI.	TRANSPORTATION OF THE PRODUCT

The Seller will not be responsible of any problem that may arise during the transportation of the Product.

Due to the dangerousness in the handling of the Product sold by the Seller, the Buyer shall have all the respective insurances during its transportation.

It will be a Buyer’s liability to check and control the tankers in transit, to take care they arrive on time to its destination. Nevertheless and with the purpose to avoid that the tankers go to different Buyer’s clients, the deviations found shall be reported to the Seller with the objective to correct them when it is possible, or to apply the correspondent sanctions to the involved parties.

In the event that the tanker has an accident in its way, independently of the assistance supplied by the Product responsible company, in that moment, and independently of the assistance that may receive from other aid entities, the Buyer will ask the Seller the corresponding assistance.

VII.	RECEPTION OF THE PRODUCT IN THE BUYER’S PLANT: INTERVENTION OF THE COMMERCIALIZATION COORDINATION

When the tankers arrive to the Buyer’s plant, he shall verify:

•	That the Product is destined to him.

•	That the documents are complete.

•	That it is the required Product.

•	That the tanker is duly sealed and that the number of seals correspond to the mentioned in the documents.

•	That the amount of the received Product is the same written in the document. This verification shall be performed without breaking the seals.

•	That the quality of the Product accomplishes all the specifications agreed with the Seller.

•	Any anomaly related to the aforementioned, will be report immediately to the corresponding department of the Commercialization Coordination (the “Coordination”).

•	When the Buyer receives a Product not assigned to him, the Seller reserves the right to apply the correspondent commercial sanctions, since the actions of this nature seriously affect the performance of the schedules, the adequate recovery of the product’s value and the operation of the Buyer’s plant originally scheduled.

•	When the Buyer reports to the Coordination that has received a tanker destined to other Client, the Coordination shall agree with the original client the recovery of the shipment, since for any reason the product assigned to other client will be accepted by other, and by any reason it shall be discharged.

•	When the documentation is not complete and the Buyer has a doubt, will call the Coordination, which shall provide him the information required.

•	When the product that the Buyer receives is not the requested, the Coordination will technically assist to identify it and to define the destination of such product.

•	As a service to the Buyer, the Coordination may intervene when the seals are broken or are not the same as the written numbers, with the purpose of verifying any missing amount and to contribute to define responsibilities.

•	As a service to the Buyer, when a missing amount is found, without breaking the seals, the Coordination will, at a Buyer’s request, verify it and will help to define responsibilities.

•	When the Product does not accomplish the agreed quality, the Coordination will intervene in the verification and determination of the possible cause of the problem.

•	The buyer shall submit to the Coordination, during the first week of each Month, a receipt requested-relation of the received shipments in the last Month, that shall include the following information:

a)	Destination in which it was received.

b)	Product.

c)	Number of the tanker.

d)	Received amount.

e)	Reception date.

f)	Reception number.

g)	Comments.

REQUEST FORM

Date of the request location

Exclusive use for Petroquímica Cosoleacaque

Request for the Month

Client

Telephone number

Destination

Product

Total amount required

Payment form

Periods	Amount	Shipper Center
First Operative Week (From day 1 to 7)

Second Operative Week (From day 8 to 15)

Third Operative Week (From day 16 to 23)

Fourth Operative Week (From day 24 to the last day)

Transportation to be used

Name of the person who made the request

Comments:

MONTHLY CONFIRMATION FORM

Department of:

RECEPTION OF THE REQUESTS

Place:                                                                                       Consecutive Number

Date:

Required Product:

Monthly scheduled amount:

Definite Schedule:

Periods	Amount	Shipper Center
First Operative Week (From day 1 to 7)

Second Operative Week (From day 8 to 15)

Third Operative Week (From day 16 to 23)

Fourth Operative Week (From day 24 to the last day)

Employee who received

Name	Signature

EXHIBIT 3

PRICE OF THE PRODUCT

From April 23rd, 2001, the Price of the Product in Mexican Pesos, same that will be supplied to the Buyer meanwhile this Agreement is in force, will be determined according the following formula:

Price of Ammonia = (*****)

Where:

R=	The arithmetic average of the (*****).

L=	The algebraic sum of a factor of the list (*****), the actual charge for logistics (CL) in each distribution center, and a commercial discount (DC), (*****) that will be periodically reviewed and authorized by the Ministry of Treasury and Public Credit (*****).

DV=	It is a discount per volume reviewed periodically and authorized by Ministry of Treasury and Public Credit (*****)

The applicable discounts per volume for the Ammonia price from the formula (1) will apply in each distribution center and will be determined according to the annual consume volumes described in Table A:

Table A

(*****)

1.1	Alternate Price of Reference

If during the force of this agreement, any of the prices of reference used to determine the price of ammonia is suspended or interrupted by any cause, the respective price will be determined applying only the price of reference that has not been interrupted or suspended. In the event that both prices of reference are suspended or interrupted by any cause, it will be used the (*****).

1.2	Currency Trade

The currency trade used, will be the average of the equivalents published in the (*****).

The mechanism of prices described herein will be in force until the Ministry of Treasury and Public Credit does not authorize any modification to the national policy of prices of ammonia.